SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 13, 1999

--------------------------------------------------------------------------------
                                DoubleClick Inc.
              (Exact name of registrant as specified in charter)

         Delaware                   000-23709                13-3870996
(State or Other Jurisdiction       (Commission              (IRS Employer
     of Incorporation)               File No.)            Identification No.)

41 Madison Avenue, 32nd Floor, New York, New York               10010
   (Address of principal executive offices)                   (Zip Code)

               Registrant's telephone number, including area code
                                 (212) 683-0001

                                 Not Applicable
         (Former name or former address, if changed since last report.)

ITEM 5 OTHER EVENTS

            On June 13, 1999, DoubleClick Inc. ("DoubleClick") entered into an Agreement and Plan of Merger and Reorganization (the "Merger Agreement") with Abacus Direct Corporation, a Delaware corporation ("Abacus"), pursuant to which DoubleClick has agreed to acquire Abacus. A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and incorporated herein by reference. The acquisition is to be effected through the issuance of 1.05 shares of DoubleClick common stock in exchange for each share of common stock of Abacus outstanding immediately prior to the consummation of the transaction and the assumption of Abacus's outstanding stock options based on such exchange ratio. The amount of such consideration was determined based upon arm's-length negotiations between DoubleClick and Abacus. The transaction is intended to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended, and is intended to be accounted for as a pooling of interests. The consummation of the transaction is subject to the satisfaction of certain conditions, including the approval of the stockholders of Abacus and DoubleClick.

            In connection with the transaction, DoubleClick and Abacus also entered into a Stock Option Agreement on June 13, 1999, pursuant to which Abacus has agreed to issue and sell up to 1,974,516 newly-issued shares of its common stock to DoubleClick under certain circumstances. A copy of the Stock Option Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference. In addition, certain affiliates of Abacus beneficially owning approximately 9.5% of the outstanding common stock of Abacus have agreed to vote in favor of approval of the Merger Agreement.

            A copy of the press release announcing the merger agreement with Abacus is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7 FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits. The following documents are filed as exhibits to this report:

            2.1 Agreement and Plan of Merger and Reorganization dated as of June 13, 1999 by and among DoubleClick Inc., Atlanta Merger Corp. and Abacus Direct Corporation.

            10.1 Stock Option Agreement dated as of June 13, 1999 by and between DoubleClick Inc. and Abacus Direct Corporation.

            99.1  Press Release dated June 14, 1999.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          DoubleClick Inc.

Date: June 17, 1999
                                          By: /s/ Stephen R. Collins
                                          --------------------------
                                          Chief Financial Officer

                                  Exhibit Index

Exhibit

  2.1 Agreement and Plan of Merger and Reorganization dated as of June 13, 1999 by and among DoubleClick Inc., Atlanta Merger Corp. and Abacus Direct Corporation.

  10.1 Stock Option Agreement dated as of June 13, 1999 by and between DoubleClick Inc. and Abacus Direct Corporation.

  99.1  Press Release dated June 14, 1999.